UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10240 Sorrento Valley Road, Suite 300 San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 731-8389

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATYR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed in Item 5 to the aTyr Pharma, Inc. (the “Company”) Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission on May 15, 2026, the Company received notice of termination of the collaboration and license agreement (“Kyorin Agreement”) with Kyorin Pharmaceutical Co., Ltd. (“Kyorin”) on May 12, 2026. As previously disclosed, Kyorin elected to terminate the Kyorin Agreement without cause in accordance with the terms of the Kyorin Agreement, and the termination was to become effective 90 days after the date of receipt of the notice of termination.

On July 30, 2026, the Company and Kyorin entered into a termination agreement (“Termination Agreement”) whereby the parties mutually agreed to: (i) a termination date for the Kyorin Agreement of July 30, 2026 (the “Termination Date”); (ii) the termination of other ancillary agreements associated with the Kyorin Agreement; and (iii) details regarding certain wind down activities. Following the Termination Date, the license granted to Kyorin pursuant to the Kyorin Agreement ceased and the exclusive rights to develop and commercialize efzofitimod in Japan for all forms of interstitial lung disease reverted to the Company. Consequently, the Company now holds the right to develop and commercialize efzofitimod globally.

The foregoing description of the Termination Agreement is only a summary of the material terms thereof, does not purport to be complete and is subject to, and qualified in entirety by, the full text of the Termination Agreement, a copy of which is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Termination Agreement, dated July 30, 2026, entered between aTyr Pharma, Inc. and Kyorin Pharmaceutical Co., Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ Jill M. Broadfoot
Jill M. Broadfoot
Chief Financial Officer

Date: July 31, 2026